SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Jon Andrew Boscia, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (File No. 333-111688) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

___________________________
Jon Andrew Boscia

Dated: January 23, 2009

O: Shared\ RPS Legal 2009 SEC US Lg Case VUL 09 ex j1

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Scott M. Davis, hereby constitute and appoint Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (File No. 333-111688) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

___________________________
Scott M. Davis

Dated: January 23, 2009

O: Shared\ RPS Legal 2009 SEC US Lg Case VUL 09 ex j1

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Ronald H. Friesen, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (File No. 333-111688) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

___________________________
Ronald H. Friesen

Dated: January 23, 2009

O: Shared\ RPS Legal 2009 SEC US Lg Case VUL 09 ex j1

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Westley Vander Thompson, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (File No. 333-111688) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

___________________________
Westley Vander Thompson

Dated: January 23, 2009

O: Shared\ RPS Legal 2009 SEC US Lg Case VUL 09 ex j1

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Richard Paul McKenney, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (File No. 333-111688) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

___________________________
Richard Paul McKenney

Dated: January 23, 2009

O: Shared\ RPS Legal 2009 SEC US Lg Case VUL 09 ex j1

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Terrence James Mullen, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (File No. 333-111688) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

___________________________
Terrence James Mullen

Dated: January 23, 2009

O: Shared\ RPS Legal 2009 SEC US Lg Case VUL 09 ex j1

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Douglas C. Miller, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (File No. 333-111688) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

___________________________
Douglas C. Miller

Dated: January 27, 2009

O: Shared\ RPS Legal 2009 SEC US Lg Case VUL 09 ex j1